Exhibit 99.1
AVERY DENNISON ANNOUNCES
FOURTH QUARTER AND FULL-YEAR 2009 RESULTS
     PASADENA, Calif. – January 29, 2010 – Avery Dennison Corporation (NYSE:AVY) today announced preliminary fourth quarter and full-year 2009 results.
     All non-GAAP terms are reconciled to GAAP in the attached tables.
Fourth Quarter Financial Summary — Preliminary
($ millions, except per share amounts)

	4Q	4Q	% Change vs. P/Y
	2009	2008	Reported	Organic (a)
Net sales, by segment:
Pressure-sensitive Materials	$846.6	$808.1	5%	2%
Retail Information Services	350.5	359.4	-2%	-2%
Office and Consumer Products	205.2	225.6	-9%	-9%
Other specialty converting businesses	119.5	118.4	1%	0%

Total net sales	$1,521.8	$1,511.5	1%	-1%

	As Reported (GAAP)					Adjusted Non-GAAP (b)
				% of Sales					% of Sales
	2009	2008	%	2009	2008	2009	2008	%	2009	2008
Operating income (loss) before interest and taxes, by segment:
Pressure-sensitive Materials	$58.6	$40.2	46%	6.9%	5.0%	$63.7	$42.8	49%	7.5%	5.3%
Retail Information Services	(12.0)	(5.8)	107%	-3.4%	-1.6%	2.6	4.1	-37%	0.7%	1.1%
Office and Consumer Products	19.2	41.6	-54%	9.4%	18.4%	27.7	46.1	-40%	13.5%	20.4%
Other specialty converting businesses	(5.7)	(9.1)	-37%	-4.8%	-7.7%	(5.0)	(7.6)	-34%	-4.2%	-6.4%
Corporate expense	(15.3)	(10.6)	44%			(15.3)	(10.6)	44%

Total operating income before interest and taxes	$44.8	$56.3	-20%	2.9%	3.7%	$73.7	$74.8	-1%	4.8%	4.9%

Interest expense	18.3	28.1				18.3	28.1

Income from operations before taxes	$26.5	$28.2	-6%	1.7%	1.9%	$55.4	$46.7	19%	3.6%	3.1%

(Benefit from) Provision for income taxes	$(23.4)	$(14.4)				$8.6	$(17.3)

Net income	$49.9	$42.6	17%	3.3%	2.8%	$46.8	$64.0	-27%	3.1%	4.2%

Net income per common share, assuming dilution	$0.47	$0.43	9%			$0.44	$0.65	-32%

						2009	2008
YTD Free Cash Flow (c)						$465.7	$365.3

a)	Percentage change in sales before the impact of acquisitions, foreign currency translation, and the impact of an extra week in the 2009 fiscal year.

b)	Excludes restructuring and asset impairment charges, transition costs associated with acquisition integrations, and other items (see accompanying schedules A-3, A-4, and A-5 for reconciliation to GAAP measures).

c)	Free Cash Flow (a non-GAAP measure) as used herein is defined as net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus (purchases) proceeds from sale of investments, net (see accompanying schedule A-3 for reconciliation to GAAP measure).

Full Year Financial Summary — Preliminary
($ millions, except per share amounts)

			% Change vs. P/Y
	2009	2008	Reported	Organic (a)
Net sales, by segment:
Pressure-sensitive Materials	$3,300.0	$3,643.8	-9%	-6%
Retail Information Services	1,323.2	1,548.7	-15%	-14%
Office and Consumer Products	849.3	935.8	-9%	-8%
Other specialty converting businesses	480.2	582.1	-18%	-16%

Total net sales	$5,952.7	$6,710.4	-11%	-9%

	As Reported (GAAP)					Adjusted Non-GAAP (b)
				% of Sales					% of Sales
	2009	2008	%	2009	2008	2009	2008	%	2009	2008
Operating income (loss) before interest and taxes, by segment:
Pressure-sensitive Materials	$184.7	$257.2	-28%	5.6%	7.1%	$260.0	$269.8	-4%	7.9%	7.4%
Retail Information Services	(900.4)	11.3	-8068%	-68.0%	0.7%	(16.8)	47.6	-135%	-1.3%	3.1%
Office and Consumer Products	118.1	145.7	-19%	13.9%	15.6%	132.1	158.4	-17%	15.6%	16.9%
Other specialty converting businesses	(42.7)	7.4	-677%	-8.9%	1.3%	(13.5)	10.6	-227%	-2.8%	1.8%
Corporate expense	(65.3)	(35.1)	86%			(44.1)	(39.6)	11%

Total operating income (loss) before interest and taxes	$(705.6)	$386.5	-283%	-11.9%	5.8%	$317.7	$446.8	-29%	5.3%	6.7%

Interest expense	85.3	115.9				85.3	115.9

Income (loss) from operations before taxes	$(790.9)	$270.6	-392%	-13.3%	4.0%	$232.4	$330.9	-30%	3.9%	4.9%

(Benefit from) Provision for income taxes	$(44.2)	$4.5				$28.1	$5.5

Net income (loss)	$(746.7)	$266.1	-381%	-12.5%	4.0%	$204.3	$325.4	-37%	3.4%	4.8%

Net income (loss) per common share, assuming dilution	$(7.21)	$2.70	-367%			$1.97	$3.30	-40%

						2009	2008
YTD Free Cash Flow (c)						$465.7	$365.3

a)	Percentage change in sales before the impact of acquisitions, foreign currency translation, and the impact of an extra week in the 2009 fiscal year.

b)	Excludes restructuring and asset impairment charges, transition costs associated with acquisition integrations, and other items (see accompanying schedules A-3, A-4, and A-5 for reconciliation to GAAP measures).

c)	Free Cash Flow (a non-GAAP measure) as used herein is defined as net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus (purchases) proceeds from sale of investments, net (see accompanying schedule A-3 for reconciliation to GAAP measure).
     “We completed 2009 with record free cash flow and significantly accelerated debt reduction while operating in the most difficult economic environment in decades,” said Dean A. Scarborough, president and chief executive officer of Avery Dennison.
     “While end markets remain soft, fourth-quarter sales reflect stabilizing inventory levels, resulting in solid improvement compared to the first half of the year,” Scarborough said. “Our restructuring and productivity initiatives helped us expand gross margin and continue to invest for the future.
     “Our leading market share in our core businesses and increased operating leverage position us well for strong profitable growth as markets recover,” Scarborough said. “Our employees demonstrated great discipline in 2009, and I’m confident they will continue to do so in 2010 as we increase our focus on growth.”

          For more details on the Company’s results, see the Company’s supplemental presentation materials, “Fourth Quarter 2009 Financial Review and Analysis,” posted at the Company’s Web site at www.investors.averydennison.com, and furnished under Form 8-K with the SEC.
Fourth Quarter, 2009 Results by Segment
All references to sales reflect comparisons on an organic basis, which exclude the impact of acquisitions, foreign currency translation, and the impact of an extra week in the 2009 fiscal year. All references to operating margin exclude the impact of restructuring, asset impairment charges, lease cancellation costs, and other items.
Pressure-sensitive Materials (PSM)
▪	Roll Materials sales grew, led by strength in emerging markets, partially offset by weakness in Europe. Growth in North America was flat. Sales continued to decline in the more economically sensitive Graphics and Reflective Products division.

▪	Operating margin increased as productivity offset higher employee costs*, while the effects of pricing and raw material trends continued to cover the cumulative impact of 2008 inflation.
Retail Information Services (RIS)
▪	The decline in sales primarily reflected reduced demand for apparel in the U.S. and Europe, and continued caution on the part of retailers.

*	Higher employee costs were related to reduced bonus accruals in Q4-08 (reflecting underperformance against financial targets late in that year) and increased bonus accruals in Q4-09 (reflecting Q4 outperformance against free cash flow targets), as well as adjustments to corporate-owned life insurance.

▪	Operating margin before restructuring charges and other items declined as the benefits of restructuring and other productivity actions were offset by higher employee costs, reduced fixed-cost leverage, and other factors.

▪	RIS continues to reduce fixed costs, streamline its operations, and introduce new products and value-added services to increase its share of this large market.
Office and Consumer Products (OCP)
▪	The decline in sales reflected weak end-market demand, led by slower corporate purchasing activity.

▪	Operating margin declined as the benefit of productivity actions was more than offset by reduced fixed-cost leverage, higher employee costs, and increased marketing and product development spending.
Other specialty converting businesses
▪	Sales were flat compared to prior year, reflecting continuing weakness in the housing and construction industries.

▪	The improvement in operating margin reflected restructuring and productivity initiatives.
Consolidated Items and Actions
▪	In the fourth quarter of 2008, the Company began a restructuring program to reduce costs across all segments of the business. In the fourth quarter of 2009, the Company increased its target to $180 million in annualized savings by mid-2010, and delivered approximately $75 million in savings, net of transition costs, in 2009. The Company estimates that it will incur approximately $160 million of total restructuring charges associated with these actions (cash charges represent approximately 70 percent of the total), with approximately $130 million incurred in 2009. The cash flow impact of the program totaled approximately $70 million in 2009.
At the end of the fourth quarter of 2009, the Company achieved run-rate savings representing approximately 75 percent of its restructuring target.

▪	The effective tax rate for the full year was approximately 6 percent, while the adjusted tax rates for the full year and fourth quarter were approximately 12 percent and 16 percent, respectively.

▪	The Company reduced debt by approximately $300 million in the second half of 2009, resulting from dramatically improved working capital productivity, reduced capital spending, and the reduced dividend.
2010
          In the Company’s supplemental presentation materials, “Fourth Quarter 2009 Financial Review and Analysis,” the Company provides a list of factors that it believes will contribute to its 2010 financial results. Based on the factors listed and other assumptions, EPS results in 2010 could be as follows:

Organic Sales Scenario	Adjusted EPS*
up 5%	$2.70 to $3.00
flat	$2.00 to $2.30

*	Excludes restructuring and asset impairment charges and other items
Within the range of scenarios provided above, the Company estimates Free Cash Flow in 2010 of $300 to $350 million.
This information is provided for illustrative purposes only.
Note: Throughout this release, all calculations of amounts on a per share basis reflect fully-diluted shares outstanding.
Avery Dennison is a recognized industry leader that develops innovative identification and decorative solutions for businesses and consumers worldwide. The Company’s products include pressure-sensitive labeling materials; graphics imaging media; retail apparel ticketing and branding systems; RFID inlays and tags; office products; specialty tapes; and a variety of specialized labels for automotive, industrial and durable goods applications. A FORTUNE 500 Company with sales of $6 billion in 2009, Avery Dennison is based in Pasadena, California and has employees in over 60 countries. For more information, visit www.averydennison.com.
# # #
          “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
Certain statements contained in this document are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest and tax rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including a previous government investigation into industry competitive practices, and any related proceedings or lawsuits pertaining thereto or to the subject matter thereof related to the concluded investigation by the U.S. Department of Justice (“DOJ”) (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act; changes in tax laws and regulations; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company’s customers and suppliers; acts of war, terrorism, and natural disasters; and other factors.
The Company believes that the most significant risk factors that could affect its financial performance in the near-term include (1) the impact of economic conditions on underlying demand for the Company’s products and on the carrying value of its assets; (2) the impact of competitors’ actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume.
For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in the Company’s most recent Form 10-K, filed on February 25, 2009, with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

For more information and to listen to a live broadcast or an audio replay of the Fourth Quarter conference call with analysts, visit the Avery Dennison Web site at www.investors.averydennison.com

AVERY DENNISON
PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
(In millions, except per share amounts)

	(UNAUDITED)
	Three Months Ended		Twelve Months Ended
	Jan. 2, 2010	Dec. 27, 2008	Jan. 2, 2010	Dec. 27, 2008
	(13 Weeks)	(13 Weeks)	(53 Weeks)	(52 Weeks)

Net sales	$1,521.8	$1,511.5	$5,952.7	$6,710.4
Cost of products sold	1,106.7	1,133.1	4,366.2	4,983.4

Gross profit	415.1	378.4	1,586.5	1,727.0
Marketing, general & administrative expense	341.4	309.8	1,268.8	1,304.3
Goodwill and indefinite-lived intangible asset impairment charges	—	—	832.0	—
Interest expense	18.3	28.1	85.3	115.9
Other expense, net (1)	28.9	12.3	191.3	36.2

Income (loss) from operations before taxes	26.5	28.2	(790.9)	270.6
(Benefit from) provision for income taxes	(23.4)	(14.4)	(44.2)	4.5

Net income (loss)	$49.9	$42.6	$(746.7)	$266.1

Per share amounts:
Net income (loss) per common share, assuming dilution	$0.47	$0.43	$(7.21)	$2.70

Average common shares outstanding, assuming dilution	106.3	98.6	103.6	98.7

Common shares outstanding at period end	105.3	98.4	105.3	98.4

(1)	Other expense for the fourth quarter of 2009 includes $26.9 of restructuring costs, asset impairment and lease cancellation charges and legal settlement costs of $2.

Other expense for the fourth quarter of 2008 includes $12.3 of restructuring costs, asset impairment and lease cancellation charges.

Other expense for 2009 YTD includes $129.1 of restructuring costs, asset impairment and lease cancellation charges, legal settlement costs of $41 and a loss of $21.2 from debt extinguishment.

Other expense, net, for 2008 YTD includes $40.7 of restructuring costs, asset impairment and lease cancellation charges, partially offset by ($4.5) related to a gain on sale of investments.
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Reconciliation of Non-GAAP Financial Measures in Accordance with SEC Regulations G and S-K
Avery Dennison reports financial results in accordance with U.S. GAAP, and herein provides some non-GAAP financial measures. These non-GAAP financial measures are not in accordance with, nor are they a substitute for, GAAP financial measures. These non-GAAP financial measures are intended to supplement the Company’s presentation of its financial results that are prepared in accordance with GAAP.
The Company’s non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g. restructuring charges, asset impairments, legal settlement costs, certain effects of acquisitions and related integration costs, loss from debt extinguishment, gains on sales of assets, etc.), from certain of the Company’s GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company’s “core” or “underlying” operating results. These non-GAAP measures are used internally to evaluate trends in the Company’s underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company adjusted the estimated GAAP tax rate to exclude the full year estimated tax effect of charges for goodwill and indefinite-lived intangible asset impairments, restructuring costs and asset impairment and lease cancellation charges, legal settlement costs, loss from debt extinguishment, transition costs associated with acquisition integrations and gain on sale of investments to determine its adjusted non-GAAP tax rate to derive non-GAAP net income.
Limitations associated with the use of the Company’s non-GAAP measures include (1) the exclusion of items that recur from time to time (e.g. restructuring, asset impairment charges, discontinued operations, etc.) and items that occur infrequently (e.g. legal settlement costs, loss from debt extinguishment) from calculations of the Company’s earnings and operating margin; (2) the exclusion of certain effects of acquisitions, including integration costs and certain financing costs; (3) the exclusion of interest expense from the calculation of the Company’s operating margin; and (4) the exclusion of any mandatory debt service requirements, as well as the exclusion of other uses of the cash generated by operating activities that do not directly or immediately support the underlying business (such as discretionary debt reductions, dividends, share repurchase, acquisitions, etc.) for calculation of free cash flow. While certain items that the Company excludes from GAAP measures recur, these items tend to be disparate in amount and timing. Based upon feedback from investors and financial analysts, the Company believes that supplemental non-GAAP measures provide information that is useful to the assessment of the Company’s performance and operating trends.
The reconciliation set forth below is provided in accordance with Regulations G and S-K and reconciles the non-GAAP financial measures with the most directly comparable GAAP financial measures.
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A-3

AVERY DENNISON
PRELIMINARY RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts)

	(UNAUDITED)
	Three Months Ended		Twelve Months Ended
	Jan. 2, 2010	Dec. 27, 2008	Jan. 2, 2010	Dec. 27, 2008
	(13 Weeks)	(13 Weeks)	(53 Weeks)	(52 Weeks)

Reconciliation of GAAP to Non-GAAP Operating Margin:
Net sales	$1,521.8	$1,511.5	$5,952.7	$6,710.4

Income (loss) from operations before taxes	$26.5	$28.2	$(790.9)	$270.6

GAAP Operating Margin	1.7%	1.9%	(13.3%)	4.0%

Income (loss) from operations before taxes	$26.5	$28.2	$(790.9)	$270.6
Non-GAAP adjustments:
Restructuring costs	16.9	10.6	86.8	29.8
Asset impairment and lease cancellation charges	10.0	1.7	42.3	10.9
Legal settlement costs	2.0	—	41.0	—
Loss from debt extinguishment	—	—	21.2	—
Goodwill and indefinite-lived intangible asset impairment charges	—	—	832.0	—
Transition costs associated with acquisition integrations (1)	—	6.2	—	24.1
Other (2)	—	—	—	(4.5)
Interest expense	18.3	28.1	85.3	115.9

Adjusted non-GAAP operating income before taxes and interest expense	$73.7	$74.8	$317.7	$446.8

Adjusted Non-GAAP Operating Margin	4.8%	4.9%	5.3%	6.7%

Reconciliation of GAAP to Non-GAAP Net Income:
As reported net income (loss)	$49.9	$42.6	$(746.7)	$266.1
Non-GAAP adjustments, net of taxes:
Goodwill and indefinite-lived intangible asset impairment charges	—	—	812.6	—
All other (3)	(3.1)	21.4	138.4	59.3

Adjusted Non-GAAP Net Income	$46.8	$64.0	$204.3	$325.4

(continued)
AVERY DENNISON
PRELIMINARY RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts)

	(UNAUDITED)
	Three Months Ended		Twelve Months Ended
	Jan. 2, 2010	Dec. 27, 2008	Jan. 2, 2010	Dec. 27, 2008
	(13 Weeks)	(13 Weeks)	(53 Weeks)	(52 Weeks)

Reconciliation of GAAP to Non-GAAP Earnings Per Share:

As reported income (loss) per common share, assuming dilution	$0.47	$0.43	$(7.21)	$2.70
Non-GAAP adjustments per share, net of taxes:
Goodwill and indefinite-lived intangible asset impairment charges	—	—	7.84	—
All other (3)	(0.03)	0.22	1.34	0.60

Adjusted Non-GAAP income per common share, assuming dilution	$0.44	$0.65	$1.97	$3.30

Average common shares outstanding, assuming dilution	106.3	98.6	103.6	98.7

(1)	2008 QTD and YTD includes transition costs associated with acquisition integrations and change-in-control costs reported in marketing, general & administrative expense.

(2)	2008 YTD includes a gain on sale of investments.

(3)	Reflects the full year estimated tax effect of charges for restructuring costs, asset impairment and lease cancellation charges, legal settlement costs, loss from debt extinguishment, transition costs associated with acquisition integrations and gain on sale of investments.

	(UNAUDITED)
	Twelve Months Ended
	Jan. 2, 2010	Dec. 27, 2008
	(53 Weeks)	(52 Weeks)

Reconciliation of GAAP to Non-GAAP Cash Flow:

Net cash provided by operating activities	$569.0	$539.7
Purchase of property, plant and equipment	(72.2)	(128.5)
Purchase of software and other deferred charges	(30.6)	(63.1)
(Purchases) proceeds from sale of investments, net	(0.5)	17.2

Free Cash Flow	$465.7	$365.3

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AVERY DENNISON
PRELIMINARY SUPPLEMENTARY INFORMATION
(In millions)

			(UNAUDITED)
	Fourth Quarter Ended
	NET SALES		OPERATING INCOME (LOSS)		OPERATING MARGINS
	2009	2008	2009(1)	2008(2)	2009	2008
	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)	(13 weeks)

Pressure-sensitive Materials	$846.6	$808.1	$58.6	$40.2	6.9%	5.0%
Retail Information Services	350.5	359.4	(12.0)	(5.8)	(3.4%)	(1.6%)
Office and Consumer Products	205.2	225.6	19.2	41.6	9.4%	18.4%
Other specialty converting businesses	119.5	118.4	(5.7)	(9.1)	(4.8%)	(7.7%)
Corporate Expense	N/A	N/A	(15.3)	(10.6)	N/A	N/A
Interest Expense	N/A	N/A	(18.3)	(28.1)	N/A	N/A

TOTAL FROM OPERATIONS	$1,521.8	$1,511.5	$26.5	$28.2	1.7%	1.9%

(1)	Operating income for the fourth quarter of 2009 includes $26.9 of restructuring costs, asset impairment and lease cancellation charges, and legal settlement costs of $2; of the total $28.9, the Pressure-sensitive Materials segment recorded $5.1, the Retail Information Services segment recorded $14.6, the Office and Consumer Products segment recorded $8.5 and the other specialty converting businesses recorded $.7.

(2)	Operating income for the fourth quarter of 2008 includes $12.3 of restructuring costs, asset impairment and lease cancellation charges, and $6.2 of transition costs associated with acquisition integrations; of the total $18.5, the Pressure-sensitive Materials segment recorded $2.6, the Retail Information Services segment recorded $9.9, the Office and Consumer Products segment recorded $4.5 and the other specialty converting businesses recorded $1.5.
Beginning in 2009, the Company modified its approach to allocating Corporate costs to its operating segments to better reflect the costs required to support operations within segment results. Prior year amounts have been restated to conform with the new methodology.
RECONCILIATION OF GAAP TO NON-GAAP SUPPLEMENTARY INFORMATION

	Fourth Quarter Ended
	OPERATING INCOME (LOSS)		OPERATING MARGINS
	2009	2008	2009	2008

Pressure-sensitive Materials
Operating income, as reported	$58.6	$40.2	6.9%	5.0%
Non-GAAP adjustments:
Restructuring costs	2.3	2.6	0.3%	0.3%
Asset impairment charges	0.8	—	0.1%	—
Legal settlement costs	2.0	—	0.2%	—

Adjusted non-GAAP operating income	$63.7	$42.8	7.5%	5.3%

Retail Information Services
Operating loss, as reported	$(12.0)	$(5.8)	(3.4%)	(1.6%)
Non-GAAP adjustments:
Restructuring costs	6.3	3.7	1.8%	1.0%
Asset impairment and lease cancellation charges	8.3	—	2.3%	—
Transition costs associated with acquisition integrations	—	6.2	—	1.7%

Adjusted non-GAAP operating income	$2.6	$4.1	0.7%	1.1%

Office and Consumer Products
Operating income, as reported	$19.2	$41.6	9.4%	18.4%
Non-GAAP adjustments:
Restructuring costs	8.0	3.0	3.9%	1.3%
Asset impairment charges	0.5	1.5	0.2%	0.7%

Adjusted non-GAAP operating income	$27.7	$46.1	13.5%	20.4%

Other specialty converting businesses
Operating loss, as reported	$(5.7)	$(9.1)	(4.8%)	(7.7%)
Non-GAAP adjustments:
Restructuring costs	0.3	1.3	0.3%	1.1%
Asset impairment charges	0.4	0.2	0.3%	0.2%

Adjusted non-GAAP operating loss	$(5.0)	$(7.6)	(4.2%)	(6.4%)

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AVERY DENNISON
PRELIMINARY SUPPLEMENTARY INFORMATION
(In millions)

			(UNAUDITED)
	Twelve Months Year-to-Date
	NET SALES		OPERATING INCOME (LOSS)		OPERATING MARGINS
	2009	2008	2009(1)	2008(2)	2009	2008
	(53 weeks)	(52 weeks)	(53 weeks)	(52 weeks)	(53 weeks)	(52 weeks)

Pressure-sensitive Materials	$3,300.0	$3,643.8	$184.7	$257.2	5.6%	7.1%
Retail Information Services	1,323.2	1,548.7	(900.4)	11.3	(68.0%)	0.7%
Office and Consumer Products	849.3	935.8	118.1	145.7	13.9%	15.6%
Other specialty converting businesses	480.2	582.1	(42.7)	7.4	(8.9%)	1.3%
Corporate Expense	N/A	N/A	(65.3)	(35.1)	N/A	N/A
Interest Expense	N/A	N/A	(85.3)	(115.9)	N/A	N/A

TOTAL FROM OPERATIONS	$5,952.7	$6,710.4	$(790.9)	$270.6	(13.3%)	4.0%

(1)	Operating loss for 2009 includes $832 of goodwill and indefinite-lived intangible asset impairment charges, $129.1 of restructuring costs, asset impairment and lease cancellation charges, legal settlement costs of $41 and a loss of $21.2 from debt extinguishment; of the total $1,023.3, the Pressure-sensitive Materials segment recorded $75.3, the Retail Information Services segment recorded $883.6, the Office and Consumer Products segment recorded $14, the other specialty converting businesses recorded $29.2 and Corporate recorded $21.2.

(2)	Operating income for 2008 includes $40.7 of restructuring costs, asset impairment and lease cancellation charges, and $24.1 of transition costs associated with acquisition integrations, partially offset by ($4.5) related to a gain on sale of investments; of the total $60.3, the Pressure-sensitive Materials segment recorded $12.6, the Retail Information Services segment recorded $36.3, the Office and Consumer Products segment recorded $12.7, the other specialty converting businesses recorded $3.2 and Corporate recorded ($4.5).
Beginning in 2009, the Company modified its approach to allocating Corporate costs to its operating segments to better reflect the costs required to support operations within segment results. Prior year amounts have been restated to conform with the new methodology.
RECONCILIATION OF GAAP TO NON-GAAP SUPPLEMENTARY INFORMATION

	Twelve Months Year-to-Date
	OPERATING INCOME (LOSS)		OPERATING MARGINS
	2009	2008	2009	2008

Pressure-sensitive Materials
Operating income, as reported	$184.7	$257.2	5.6%	7.1%
Non-GAAP adjustments:
Restructuring costs	27.2	6.8	0.8%	0.2%
Asset impairment and lease cancellation charges	7.1	5.8	0.2%	0.1%
Legal settlement costs	41.0	—	1.3%	—

Adjusted non-GAAP operating income	$260.0	$269.8	7.9%	7.4%

Retail Information Services
Operating (loss) income, as reported	$(900.4)	$11.3	(68.0%)	0.7%
Non-GAAP adjustments:
Restructuring costs	37.7	9.4	2.8%	0.6%
Asset impairment and lease cancellation charges	13.9	2.8	1.0%	0.2%
Transition costs associated with acquisition integrations	—	24.1	—	1.6%
Goodwill and indefinite-lived intangible asset impairment charges	832.0	—	62.9%	—

Adjusted non-GAAP operating (loss) income	$(16.8)	$47.6	(1.3%)	3.1%

Office and Consumer Products
Operating income, as reported	$118.1	$145.7	13.9%	15.6%
Non-GAAP adjustments:
Restructuring costs	9.0	10.6	1.1%	1.1%
Asset impairment charges	5.0	2.1	0.6%	0.2%

Adjusted non-GAAP operating income	$132.1	$158.4	15.6%	16.9%

Other specialty converting businesses
Operating (loss) income, as reported	$(42.7)	$7.4	(8.9%)	1.3%
Non-GAAP adjustments:
Restructuring costs	12.9	3.0	2.7%	0.5%
Asset impairment charges	16.3	0.2	3.4%	—

Adjusted non-GAAP operating (loss) income	$(13.5)	$10.6	(2.8%)	1.8%

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AVERY DENNISON
PRELIMINARY CONDENSED CONSOLIDATED BALANCE SHEET
(In millions)

	(UNAUDITED)
	Jan. 2, 2010	Dec. 27, 2008

ASSETS
Current assets:
Cash and cash equivalents	$138.1	$105.5
Trade accounts receivable, net	918.6	988.9
Inventories, net	477.3	583.6
Other current assets	199.2	252.4

Total current assets	1,733.2	1,930.4
Property, plant and equipment, net	1,354.7	1,493.0
Goodwill	950.8	1,716.7
Other intangibles resulting from business acquisitions, net	262.2	303.6
Non-current deferred and refundable income taxes	236.6	168.9
Other assets	465.3	423.1

	$5,002.8	$6,035.7

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term and current portion of long-term debt	$535.6	$665.0
Accounts payable	689.8	672.9
Other current liabilities	642.3	720.1

Total current liabilities	1,867.7	2,058.0
Long-term debt	1,088.7	1,544.8
Other long-term liabilities	683.8	682.9
Shareholders’ equity:
Common stock	124.1	124.1
Capital in excess of par value	722.9	642.9
Retained earnings	1,499.7	2,381.3
Accumulated other comprehensive loss	(145.2)	(282.5)
Cost of unallocated ESOP shares	—	(1.2)
Employee stock benefit trusts	(243.1)	(246.9)
Treasury stock at cost	(595.8)	(867.7)

Total shareholders’ equity	1,362.6	1,750.0

	$5,002.8	$6,035.7

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AVERY DENNISON
PRELIMINARY CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)

	(UNAUDITED)
	Twelve Months Ended
	Jan. 2, 2010	Dec. 27, 2008
	(53 Weeks)	(52 Weeks)

Operating Activities:
Net (loss) income	$(746.7)	$266.1

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	187.6	204.6
Amortization	79.7	73.8
Provision for doubtful accounts	19.3	17.7
Goodwill and indefinite-lived intangible asset impairment charges	832.0	—
Asset impairments and net loss on sale and disposal of assets	48.0	16.8
Loss from debt extinguishment	21.2	—
Stock-based compensation	25.8	29.0
Other non-cash expense and loss	22.0	11.3
Other non-cash income and gain	(8.7)	(12.4)

	480.2	606.9
Changes in assets and liabilities and other adjustments, net of the effect of business acquisitions	88.8	(67.2)

Net cash provided by operating activities	569.0	539.7

Investing Activities:
Purchase of property, plant and equipment	(72.2)	(128.5)
Purchase of software and other deferred charges	(30.6)	(63.1)
Payments for acquisitions	—	(131.2)
(Purchases) proceeds from sale of investments, net	(0.5)	17.2
Other	(2.5)	12.1

Net cash used in investing activities	(105.8)	(293.5)

Financing Activities:
Net decrease in borrowings (maturities of 90 days or less)	(192.3)	(390.1)
Additional borrowings (maturities longer than 90 days)	—	400.1
Payments of debt (maturities longer than 90 days)	(108.3)	(50.7)
Dividends paid	(134.9)	(175.0)
Purchase of treasury stock	—	(9.8)
Proceeds from exercise of stock options, net	0.6	2.7
Other	2.2	14.3

Net cash used in financing activities	(432.7)	(208.5)

Effect of foreign currency translation on cash balances	2.1	(3.7)

Increase in cash and cash equivalents	32.6	34.0

Cash and cash equivalents, beginning of year	105.5	71.5

Cash and cash equivalents, end of year	$138.1	$105.5

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